UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 19, 2010
CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road,
Southfield, Michigan	48034-8339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 248-353-2700
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 19, 2010, Credit Acceptance Corporation (the “Company”) issued a press release announcing that the Company plans to offer $225 million of first priority senior secured notes due 2017. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and incorporated herein by reference.
In addition, in connection with the planned offering, the Company updated the risk factors contained in its reports filed under the Securities Exchange Act of 1934, as amended. A copy of the updated risk factors is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press Release dated January 19, 2010.

99.2	Risk Factors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION
By:	/s/ Douglas W. Busk
Douglas W. Busk
Senior Vice President and Treasurer
January 19, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 19, 2010.

99.2	Risk Factors.